UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period:	December 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMWX

Putnam Emerging Markets Income Fund

Semiannual report
5|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Emerging Markets
Income Fund

Semiannual report
5 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Financial statements	19

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Putnam Emerging Markets Income Fund

Pursuing high current income in emerging-market debt

Putnam Emerging Markets Income Fund invests mainly in the bonds of emerging-market governments and companies. These may include both investment-grade and below-investment-grade securities that are denominated in U.S. dollars or in foreign currencies. The fund may also use derivatives — such as futures, options, warrants, and swap contracts — for hedging purposes and to gain exposure to certain markets, rates, or currencies.

As of May 31, 2016, the fund was invested in the debt securities of more than 36 countries across Asia, Africa, Eastern Europe, and Latin America.

Paul D. Scanlon, CFA
Co-Head of Fixed Income
Portfolio Manager
Putnam Emerging Markets Income Fund

Diversification benefits

The most established form of emerging-market debt (EMD) investing — which targets hard-currency debt issued in developed markets — is just one area of potential opportunity. Another is local-currency debt, which is increasingly issued by governments and corporate entities as their local bond markets develop and grow. This growth has helped put EMD on the radar of many investors.

The fund's investment universe

Hard-currency sovereign debt
The most established form of emerging-market debt
Putnam Emerging Markets Income Fund
Corporate debt
Active management in both hard- and local-currency debt offers significant return opportunities
Local-currency sovereign debt
A newer, growing area of the emerging-market debt universe

Active management

Putnam's veteran fund managers have experience investing in emerging markets using fundamental research and top-down macroeconomic analysis.

2 Emerging Markets Income Fund

Emerging Markets Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

† Returns for the six-month period are not annualized, but cumulative.

4	Emerging Markets Income Fund

Interview with your fund’s portfolio manager

How would you characterize the economic and market environment during the fund’s semiannual reporting period, which ended May 31, 2016?

As in much of the fund’s prior fiscal year, economic and geopolitical uncertainties led to capital outflows across a number of emerging markets during the period. Rising inflation, and the negative impact of declining oil prices in particular, caused problems for markets across Asia, Latin America, and the Mediterranean region.

After a surprisingly volatile start to 2016, decent fundamentals; dovish policy in China, Japan, and Europe; and improving risk appetites converged in March, helping to erase some of the market trauma of January and early February. Emerging-market [EM] debt performed well through the period overall, despite some fairly strong economic and commodity-market headwinds.

While the fund delivered positive returns, it fell short of the benchmark for the period. What factors led to this result?

Although some of our strategies worked as we’d hoped, one area where we struggled somewhat was in EM corporate debt. For much of the period, we were selective in our corporate debt exposures — and this strategy worked fairly well until approximately March. As EM corporates rallied in the final months of the period, our portfolio underweight detracted from benchmark-relative

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/16. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

Emerging Markets Income Fund	5

performance. We began to reduce this underweight as the period came to a close, but we did not move quickly enough to reap all the benefits we might have from the rebounding corporate debt market.

If we were too slow to take on more corporate credit risk during the period, we were also arguably too quick to take on EM currency risk. For virtually all of 2015, the global economy had experienced substantial U.S. dollar strength, which was followed by some months of U.S. dollar weakness in early 2016. Against this backdrop, EM currencies generally declined in relative value due to widespread risk aversion, which manifested as capital flight from EM countries and currencies toward global safe havens, such as U.S. Treasuries. Although capital flight has made for difficult conditions across the EM foreign exchange markets so far in 2016, we maintained our conviction in these strategies at period-end.

In terms of corporate debt exposures, do you expect the portfolio will remain closer to the benchmark going forward?

By period-end, the portfolio’s corporate debt exposures were generally neutral relative to the benchmark, but down the road we could become — once again — more selective

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, interest accruals, if any, and rounding. Holdings and allocations may vary over time.

6	Emerging Markets Income Fund

with respect to corporate debt if we believe conditions warrant such a shift.

I would add that, since the fund’s inception, we have taken some positions that we believe effectively bridge the corporate and sovereign debt worlds. In our view, some corporates and quasi-sovereigns trade very much like sovereign bonds in terms of the risks they carry. In other cases, corporate issues may have attributes that allow them to function as hedges against sovereign risks. With the evolution of the EM debt markets, and a deepening of the opportunities in corporate credit, we think it has become easier — and potentially more beneficial and diversifying — to draw a sharper line between our corporate and sovereign strategies.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund	7

What were some of the standout sovereign debt exposures in the portfolio?

Our exposures in sovereign debt generally contributed positively to the fund’s relative performance. These include the sovereign debt of Argentina, Venezuela, and Russia.

In Argentina, the new government under President Mauricio Macri, who took office in December 2015, has acted fairly quickly to stabilize and revitalize the flagging economy. Importantly for Argentina and its debt-holders, Macri reached an agreement with longtime “holdout” U.S.-based hedge fund investors, who had refused to accept the terms of Argentina’s prior debt restructuring. This agreement essentially was the first real sign of Argentina’s return to the international capital markets, and its sovereign bonds have performed well thus far in 2016. We maintained our exposure to Argentina at period-end given the robust global appetite for the country’s debt.

In the case of Venezuela, where the country descended rapidly into economic crisis in the wake of the precipitous decline of oil prices through the first half of the period, we held short-term and some longer-term debt, which traded at a steep discount to par during the reporting period. These exposures also helped the fund’s relative performance.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

8	Emerging Markets Income Fund

The question is sometimes raised in the market: Why is the Venezuelan government making payments on its debt when the country is in such distress? And the answer, we think, is that the government believes that unless it continues paying down its debt, it would lose the ability to export oil completely, and that its assets would be subject to seizure. In that scenario, we believe the country would likely be in utter fiscal crisis. As a result, we believe it is likely that the Venezuelan authorities will continue to make good on the country’s obligations, particularly on its shorter-dated debt. In the case of the longer-dated bonds, we remained hopeful that at some point in the future the debt will be restructured on favorable terms for the fund’s exposures.

Outside Latin America, where else do you maintain strong conviction in sovereign debt?

One of the fund’s biggest sovereign positions is in Russian debt. The prices of Russian bonds remained low during the period, largely as a result of the European sanctions against Russia, which have been in place since the invasion of the Crimea region of Ukraine. We do not believe, as other market participants may believe, that these sanctions will be tightened beyond current levels.

Furthermore, the recent dramatic shifts in the price of oil — going from near $100 per barrel to the high $20s and back to $50 over the course of two years — have shown the world that a sharply fluctuating oil price can be disastrous for a variety of oil-exporting countries, but not necessarily for investors in those countries’ debt. While falling oil prices also had significant negative economic effects on Russia, which is a large oil exporter, the country was not harmed nearly to the same degree as countries like Venezuela. In the first place, we believe this is because Vladimir Putin retains such tight control over the economy and political system that he has

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Emerging Markets Income Fund	9

faced no sustained opposition to enacting any fiscal measures he has deemed advisable, including draconian cuts to entitlements and other state-funded programs. Secondly, Russia, unlike many other energy exporters, has done an effective job at not allowing its domestic costs (for both oil production and government spending) to rise when the exchange rate weakens. In our view, this has allowed the exchange rate to take a lot of the strain, helping to shield Russia from the worst effects of the oil price decline.

How did the fund’s use of derivatives during the period affect performance?

Our use of futures contracts had a modestly negative effect on performance. We used these instruments to help hedge against U.S. Treasury interest-rate risk. This hurt relative returns as rates on Treasuries declined and prices rose during the period.

What is your outlook for EM debt in the months ahead?

Speaking cautiously, we think that global economic fragilities — particularly in China, but also more broadly in the emerging markets — and central bank policy divergence following an era of prolonged low nominal growth and extremely low interest rates create the risk of large portfolio movements that could be destabilizing. Furthermore, we think that any future rate increases by the U.S. Federal Reserve will tend to push up the dollar, exposing any residual weakness in China’s exchange-rate policy. We believe this could well reverberate through commodity markets and the emerging world, which could trigger another wave of negative effects on EM currencies.

That said, we are inclined to be optimistic. We think there are enough signs of gentle improvement in the economic outlook in a variety of developed and emerging markets, and we think the United States is doing well enough to withstand a Fed move on interest rates later in 2016. EM assets have come under pressure, but the weakest EM economies, in our view, are those with their own home-grown problems. In our view, it would be hard to argue that the problems in Venezuela or Brazil, for example, are the fault of the U.S. Federal Reserve. Of course, there remain significant risks for the world economy, and we will remain vigilant about these risks as we invest on behalf of our shareholders in the months ahead.

Thank you, Paul, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He holds an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund is managed by Putnam Co-Head of Fixed Income D. William Kohli and Portfolio Manager Michael J. Atkin.

10	Emerging Markets Income Fund

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

Emerging Markets Income Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	–2.25%	–6.16%	–4.63%	–7.19%	–4.61%	–4.61%	–3.01%	–6.16%	–1.46%
Annual average	–0.71	–1.98	–1.48	–2.32	–1.47	–1.47	–0.96	–1.98	–0.46

3 years	0.79	–3.24	–1.51	–4.16	–1.47	–1.47	0.03	–3.22	1.56
Annual average	0.26	–1.09	–0.51	–1.41	–0.49	–0.49	0.01	–1.09	0.52

1 year	1.14	–2.91	0.28	–4.56	0.34	–0.63	0.90	–2.38	1.38

6 months	3.98	–0.18	3.62	–1.38	3.54	2.54	3.88	0.50	4.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12	Emerging Markets Income Fund

Comparative index returns For periods ended 5/31/16

	Putnam Emerging Markets	Lipper Emerging Markets
	Income Blended Index	Hard Currency Debt Funds
	(Equal Weighted)*	category average†

Life of fund	–0.26%	–1.71%
Annual average	–0.08	–0.62

3 years	1.27	–0.22
Annual average	0.42	–0.15

1 year	0.77	0.15

6 months	5.25	3.89

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

† Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 5/31/16, there were 270, 259, 176, and 158 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	1.95%	–2.13%	–0.48%	–3.15%	–0.46%	–0.46%	1.13%	–2.16%	2.79%
Annual average	0.59	–0.66	–0.15	–0.98	–0.14	–0.14	0.35	–0.67	0.85

3 years	11.45	6.99	9.05	6.11	9.09	9.09	10.61	7.02	12.30
Annual average	3.68	2.28	2.93	2.00	2.94	2.94	3.42	2.29	3.94

1 year	7.45	3.15	6.68	1.68	6.61	5.61	7.07	3.59	7.71

6 months	11.38	6.92	10.99	5.99	11.03	10.03	11.14	7.52	11.48

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Emerging Markets Income Fund	13

Fund price and distribution information For the six-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income	$0.112		$0.092	$0.096	$0.104		$0.120

Capital gains

Long-term gains	0.056		0.056	0.056	0.056		0.056

Short-term gains	—		—	—	—		—

Total	$0.168		$0.148	$0.152	$0.160		$0.176

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/15	$8.42	$8.77	$8.40	$8.42	$8.42	$8.70	$8.41

5/31/16	8.58	8.94	8.55	8.56	8.58	8.87	8.58

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [1]	3.92%	3.76%	3.23%	3.22%	3.64%	3.52%	4.20%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	5.05	4.49	4.46	N/A	4.77	5.52

Current 30-day SEC yield
(without expense limitation) [3]	N/A	4.07	3.48	3.44	N/A	3.78	4.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

14	Emerging Markets Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
11/30/15*	1.25%	2.00%	2.00%	1.50%	1.00%

Total annual operating expenses for the fiscal
year ended 11/30/15	2.40%	3.15%	3.15%	2.65%	2.15%

Annualized expense ratio for the six-month
period ended 5/31/16	1.25%	2.00%	2.00%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.37	$10.18	$10.18	$7.65	$5.11

Ending value (after expenses)	$1,039.80	$1,036.20	$1,035.40	$1,038.80	$1,042.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Emerging Markets Income Fund	15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.31	$10.08	$10.08	$7.57	$5.05

Ending value (after expenses)	$1,018.75	$1,015.00	$1,015.00	$1,017.50	$1,020.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	Emerging Markets Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JPMorgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index – Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

Emerging Markets Income Fund	17

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	Emerging Markets Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Income Fund	19

The fund’s portfolio 5/31/16 (Unaudited)

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (55.7%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		$287,418	$312,567

Argentina (Republic of) unsec. notes Ser. ARS, zero %,
2016 (Argentina)	ARS	13,500,000	832,259

Brazil (Federal Republic of) sr. unsec. unsub. bonds 5s,
2045 (Brazil)		$260,000	206,375

Brazil (Federal Republic of) sr. unsec. unsub. notes 6s,
2026 (Brazil)		285,000	287,850

Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10s,
2025 (Brazil)	BRL	1,410	348,365

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$200,000	224,000

Chile (Republic of) sr. unsec. unsub. notes 3 1/8s, 2026 (Chile)		840,000	848,429

Colombia (Republic of) sr. unsec. unsub. notes 4 1/2s,
2026 (Colombia)		200,000	202,396

Colombia (Republic of) sr. unsec. unsub. notes 4 3/8s,
2023 (Colombia)	COP	300,000,000	79,547

Dominican (Republic of) 144A sr. unsec. unsub. bonds 5 1/2s,
2025 (Dominican Republic)		$150,000	148,875

El Salvador (Republic of) sr. unsec. unsub. bonds Ser. REGS,
7.65s, 2035 (El Salvador)		450,000	388,125

El Salvador (Republic of) 144A unsec. bonds 6 3/8s, 2027
(El Salvador)		100,000	86,250

Eskom Holdings SOC, Ltd. 144A sr. unsec. unsub. notes 5 3/4s,
2021 (South Africa)		200,000	184,040

Hellenic (Republic of) sr. unsec. unsub. bonds 4 3/4s,
2019 (Greece)	EUR	198,000	204,778

Hungary (Government of) sr. unsec. unsub. notes 6 1/4s,
2020 (Hungary)		$100,000	111,350

Hungary (Government of) sr. unsec. unsub. notes 5 3/8s,
2024 (Hungary)		184,000	203,780

Hungary (Government of) unsec. notes Ser. 25/B, 5 1/2s,
2025 (Hungary)	HUF	23,580,000	97,633

Indonesia (Republic of) sr. unsec. bonds Ser. FR73, 8 3/4s,
2031 (Indonesia)	IDR	3,150,000,000	244,183

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5 1/8s,
2045 (Indonesia)		$200,000	201,500

Malaysia (Government of) sr. unsec. bonds 3.492s,
2020 (Malaysia)	MYR	675,000	163,685

Malaysia (Government of) sr. unsec. notes Ser. 115, 3.955s,
2025 (Malaysia)	MYR	450,000	109,696

Mexico (Government of) sr. unsec. bonds Ser. M, 7 3/4s,
2042 (Mexico)	MXN	2,985,000	184,904

Morocco (Kingdom of) 144A sr. unsec. unsub. notes 4 1/4s,
2022 (Morocco)		$200,000	206,000

Peru (Republic of) sr. unsec. unsub. bonds 8 3/4s, 2033 (Peru)		75,000	111,966

Peru (Republic of) sr. unsec. unsub. bonds 4 1/8s, 2027 (Peru)		50,000	52,387

Peru (Republic of) 144A sr. unsec. unsub. notes 6.9s,
2037 (Peru)	PEN	125,000	37,428

20	Emerging Markets Income Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (55.7%)* cont.		Principal amount	Value

Petroleos Mexicanos 144A GDN company guaranty sr. unsec.
unsub. notes 7.65s, 2021 (Mexico)	MXN	11,000	$57,235

Philippine (Republic of) sr. unsec. unsub. bonds 3.95s,
2040 (Philippines)		$200,000	220,750

Poland (Republic of) sr. unsec. unsub. notes 5s, 2022 (Poland)		305,000	341,234

Poland (Republic of) unsec. bonds 5 1/4s, 2020 (Poland)	PLN	500,000	143,223

Poland (Republic of) unsec. bonds Ser. 726, 2 1/2s,
2026 (Poland)	PLN	305,000	73,187

Romania (Government of) unsec. notes Ser. 10YR, 5.95s,
2021 (Romania)	RON	610,000	172,215

Russia (Federation of) unsec. bonds 8.15s, 2027 (Russia)	RUB	5,000,000	72,197

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)		$200,000	209,000

South Africa (Republic of) unsec. bonds Ser. 2023, 7 3/4s, 2023
(South Africa)	ZAR	2,000,000	118,363

South Africa (Republic of) unsec. bonds Ser. 2032, 8 1/4s, 2032
(South Africa)	ZAR	1,515,000	83,879

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85s,
2025 (Sri Lanka)		$200,000	191,630

Turkey (Republic of) sr. unsec. notes 6s, 2041 (Turkey)		400,000	418,788

Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey)	TRY	800,000	270,487

Turkey (Republic of) unsec. notes 8.8s, 2023 (Turkey)	TRY	510,000	164,089

Ukraine (Government of) 144A unsec. FRN Ser. GDP, zero %,
2040 (Ukraine)		$60,000	18,612

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2020 (Ukraine)		81,828	78,060

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2019 (Ukraine)		200	193

Venezuela (Republic of) sr. unsec. unsub. notes 12 3/4s,
2022 (Venezuela)		150,000	67,125

Vietnam (Republic of) 144A sr. unsec. bonds 4.8s,
2024 (Vietnam)		200,000	203,930

Total foreign government and agency bonds and notes (cost $9,838,628)			$8,982,565

CORPORATE BONDS AND NOTES (41.4%)*		Principal amount	Value

Banking (9.9%)
Banco de Credito del Peru/Panama 144A unsec. sub. FRN
6 7/8s, 2026 (Peru)		$50,000	$55,350

Banco de Credito del Peru/Panama 144A unsec. sub. FRN
6 1/8s, 2027 (Peru)		200,000	216,000

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRB 9 1/4s,
perpetual maturity (Brazil)		200,000	151,750

Banco Nacional de Costa Rica 144A sr. unsec. unsub. notes
4 7/8s, 2018 (Costa Rica)		200,000	203,020

Caixa Economica Federal 144A sr. unsec. unsub. notes 4 1/4s,
2019 (Brazil)		150,000	142,875

State Bank of India/London 144A sr. unsec. unsub. notes
4 1/8s, 2017 (India)		200,000	204,947

Emerging Markets Income Fund	21

CORPORATE BONDS AND NOTES (41.4%)* cont.		Principal amount	Value

Banking cont.
Turkiye Garanti Bankasi AS 144A sr. unsec. unsub. notes 5 1/4s,
2022 (Turkey)		$200,000	$202,760

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)		400,000	405,500

			1,582,202
Basic materials (4.1%)
Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s,
2025 (Mexico)		200,000	194,500

Fibria Overseas Finance, Ltd. company guaranty sr. unsec. sub.
notes 5 1/4s, 2024 (Brazil)		150,000	151,875

Indo Energy Finance II BV 144A company guaranty sr. notes
6 3/8s, 2023 (Indonesia)		200,000	104,906

Mexichem SAB de CV 144A company guaranty sr. unsec. notes
4 7/8s, 2022 (Mexico)		200,000	209,740

			661,021
Capital goods (0.7%)
Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes
5.696s, 2023 (Brazil)		111,000	114,885

			114,885
Communication services (2.4%)
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		200,000	173,500

Turk Telekomunikasyon AS 144A sr. unsec. unsub. notes 3 3/4s,
2019 (Turkey)		200,000	201,250

			374,750
Consumer cyclicals (0.6%)
Hutchison Whampoa International 14, Ltd. 144A
company guaranty unsec. sub. FRB 6s, perpetual maturity
(Cayman Islands)		100,000	103,625

			103,625
Consumer staples (3.2%)
Cencoused SA 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2023 (Chile)		200,000	201,582

JBS Investments GmbH 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Austria)		200,000	209,500

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)		100,000	103,000

			514,082
Government (1.4%)
Inter-American Development Bank sr. unsec. unsub. bonds
Ser. gMTN, 7.2s, 2018 (Supra-Nation)	IDR	3,160,000,000	226,410

			226,410
Oil and gas (15.9%)
KazMunayGas National Co., JSC 144A sr. unsec. unsub. notes
6 3/8s, 2021 (Kazakhstan)		$200,000	211,260

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)		200,000	196,500

Nexen Energy ULC company guaranty sr. unsec. unsub. notes
6.4s, 2037 (Canada)		100,000	118,651

Pertamina Persero PT 144A sr. unsec. unsub. notes 4 7/8s,
2022 (Indonesia)		200,000	206,469

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)		785,000	659,400

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 5 3/8s, 2021 (Brazil)		200,000	177,000

22	Emerging Markets Income Fund

CORPORATE BONDS AND NOTES (41.4%)* cont.		Principal amount	Value

Oil and gas cont.
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)		$50,000	$16,245

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/4s, 2017 (Venezuela)		5,000	3,031

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8 1/2s, 2017 (Venezuela)		162,000	104,085

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)		35,000	11,284

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5 5/8s, 2046 (Mexico)		35,000	29,706

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)		200,000	187,260

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)		520,000	541,747

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. unsub.
notes 9 3/4s, 2019 (Trinidad)		100,000	105,150

			2,567,788
Real estate (1.3%)
Country Garden Holdings Co., Ltd. 144A company guaranty sr.
unsec. unsub. notes 7 1/2s, 2023 (China)		200,000	209,062

			209,062
Transportation (0.6%)
DP World Sukuk, Ltd. 144A unsec. bonds 6 1/4s, 2017
(United Arab Emirates)		100,000	104,655

			104,655
Utilities and power (1.3%)
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		100,000	97,825

E.CL SA 144A sr. unsec. unsub. notes 5 5/8s, 2021 (Chile)		100,000	109,954

			207,779

Total corporate bonds and notes (cost $7,045,614)			$6,666,259

SHORT-TERM INVESTMENTS (5.2%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.41% L	Shares	818,812	$818,812

U.S. Treasury Bills 0.25%, June 9, 2016 #		$16,000	15,999

Total short-term investments (cost $834,811)			$834,811

TOTAL INVESTMENTS

Total investments (cost $17,719,053)			$16,483,635

Emerging Markets Income Fund	23

Key to holding’s currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RON	Romanian leu
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $16,120,080.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,379,946 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

24	Emerging Markets Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Brazil	14.9%	Austria	1.3%

Mexico	8.6	China	1.3

Argentina	8.3	Morocco	1.2

Turkey	7.6	India	1.2

Chile	7.0	Greece	1.2

Russia	5.4	Vietnam	1.2

United States	5.1	Costa Rica	1.2

Indonesia	4.6	Venezuela	1.2

Poland	3.4	Sri Lanka	1.2

El Salvador	2.9	Jamaica	1.1

Peru	2.9	Romania	1.0

Hungary	2.5	Dominican Republic	0.9

South Africa	2.3	Canada	0.7

Colombia	1.7	Trinidad	0.6

Malaysia	1.7	United Arab Emirates	0.6

Supra-Nation	1.4	Cayman Islands	0.6

Philippines	1.3	Ukraine	0.6

Kazakhstan	1.3	Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $5,561,325) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Czech Koruna	Buy	6/15/16	$107,189	$108,642	$(1,453)

	Czech Koruna	Sell	6/15/16	107,189	105,503	(1,686)

	Euro	Sell	6/15/16	107,195	108,702	1,507

Citibank, N.A.
	Brazilian Real	Buy	7/1/16	130,475	128,012	2,463

	Malaysian Ringgit	Buy	8/18/16	565,219	594,465	(29,246)

	Mexican Peso	Buy	7/21/16	546,260	572,534	(26,274)

	South African Rand	Buy	7/21/16	178,228	186,848	(8,620)

Credit Suisse International
	Hong Kong Dollar	Buy	8/18/16	48,680	48,734	(54)

HSBC Bank USA, National Association
	Hong Kong Dollar	Sell	8/18/16	640,040	640,795	755

JPMorgan Chase Bank N.A.
	Euro	Sell	6/15/16	111,425	108,980	(2,445)

	Russian Ruble	Buy	6/15/16	83,192	74,553	8,639

	South African Rand	Buy	7/21/16	361,162	377,209	(16,047)

State Street Bank and Trust Co.
	Brazilian Real	Buy	7/1/16	381,353	376,546	4,807

	Colombian Peso	Sell	7/21/16	82,071	83,795	1,724

	Hungarian Forint	Sell	6/15/16	105,856	108,468	2,612

Emerging Markets Income Fund	25

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $5,561,325) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Indonesian Rupiah	Buy	8/18/16	$387,202	$398,915	$(11,713)

	Peruvian New Sol	Sell	7/21/16	31,682	32,393	711

	Polish Zloty	Buy	6/15/16	675,907	678,032	(2,125)

	Romanian Leu	Sell	6/15/16	181,596	188,157	6,561

	Russian Ruble	Buy	6/15/16	255,696	240,002	15,694

	Turkish Lira	Buy	6/15/16	400,237	400,040	197

Total						$(53,993)

FUTURES CONTRACTS OUTSTANDING at 5/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond Ultra
30 yr (Long)	1	$175,125	Sep-16	$318

U.S. Treasury Bond Ultra
30 yr (Short)	5	875,625	Sep-16	(1,885)

U.S. Treasury Note 2 yr (Long)	4	871,625	Sep-16	367

U.S. Treasury Note 5 yr (Long)	4	480,469	Sep-16	742

U.S. Treasury Note 10 yr (Long)	4	518,750	Sep-16	1,180

U.S. Treasury Note 10 yr (Short)	2	259,375	Sep-16	(598)

Total				$124

26	Emerging Markets Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$6,666,259	$—

Foreign government and agency bonds and notes	—	8,982,565	—

Short-term investments	818,812	15,999	—

Totals by level	$818,812	$15,664,823	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(53,993)	$—

Futures contracts	124	—	—

Totals by level	$124	$(53,993)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	27

Statement of assets and liabilities 5/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $16,900,241)	$15,664,823
Affiliated issuers (identified cost $818,812) (Notes 1 and 5)	818,812

Cash	17,418

Interest and other receivables	242,025

Receivable for shares of the fund sold	1,815

Receivable from Manager (Note 2)	26,654

Receivable for variation margin (Note 1)	304

Unrealized appreciation on forward currency contracts (Note 1)	45,670

Prepaid assets	32,959

Total assets	16,850,480

LIABILITIES

Payable for investments purchased	551,727

Payable for shares of the fund repurchased	7,095

Payable for custodian fees (Note 2)	5,897

Payable for investor servicing fees (Note 2)	3,982

Payable for Trustee compensation and expenses (Note 2)	286

Payable for administrative services (Note 2)	46

Payable for distribution fees (Note 2)	6,276

Payable for auditing and tax fees	44,975

Payable for variation margin (Note 1)	1,680

Unrealized depreciation on forward currency contracts (Note 1)	99,663

Other accrued expenses	8,773

Total liabilities	730,400

Net assets	$16,120,080

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$17,686,564

Undistributed net investment income (Note 1)	112,990

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(388,632)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,290,842)

Total — Representing net assets applicable to capital shares outstanding	$16,120,080

(Continued on next page)

28	Emerging Markets Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,881,882 divided by 1,268,708 shares)	$8.58

Offering price per class A share (100/96.00 of $8.58)*	$8.94

Net asset value and offering price per class B share ($102,076 divided by 11,934 shares)**	$8.55

Net asset value and offering price per class C share ($1,962,036 divided by 229,135 shares)**	$8.56

Net asset value and redemption price per class M share ($28,616 divided by 3,336 shares)	$8.58

Offering price per class M share (100/96.75 of $8.58)†	$8.87

Net asset value, offering price and redemption price per class Y share
($3,145,470 divided by 366,773 shares)	$8.58

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	29

Statement of operations Six months ended 5/31/16 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $2,667 ) (including interest income of $2,232 from investments
in affiliated issuers) (Note 5)	$395,657

Total investment income	395,657

EXPENSES

Compensation of Manager (Note 2)	47,781

Investor servicing fees (Note 2)	10,222

Custodian fees (Note 2)	5,359

Trustee compensation and expenses (Note 2)	427

Distribution fees (Note 2)	16,201

Administrative services (Note 2)	211

Reports to shareholders	8,182

Auditing and tax fees	34,734

Blue sky expense	30,336

Other	1,705

Fees waived and reimbursed by Manager (Note 2)	(72,919)

Total expenses	82,239

Expense reduction (Note 2)	(6)

Net expenses	82,233

Net investment income	313,424

Net realized loss on investments (Notes 1 and 3)	(440,666)

Net realized loss on futures contracts (Note 1)	(41,345)

Net realized gain on foreign currency transactions (Note 1)	85,366

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(63,540)

Net unrealized appreciation of investments and futures contracts during the period	636,013

Net gain on investments	175,828

Net increase in net assets resulting from operations	$489,252

The accompanying notes are an integral part of these financial statements.

30	Emerging Markets Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/16*	Year ended 11/30/15

Operations:
Net investment income	$313,424	$545,190

Net realized loss on investments
and foreign currency transactions	(396,645)	(190,518)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	572,473	(973,560)

Net increase (decrease) in net assets resulting
from operations	489,252	(618,888)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(133,675)	(288,974)

Class B	(1,039)	(2,202)

Class C	(11,932)	(5,548)

Class M	(345)	(773)

Class Y	(38,520)	(84,762)

Net realized short-term gain on investments

Class A	—	(15,129)

Class B	—	(153)

Class C	—	(393)

Class M	—	(44)

Class Y	—	(4,103)

From return of capital
Class A	—	(44,038)

Class B	—	(336)

Class C	—	(845)

Class M	—	(118)

Class Y	—	(12,917)

From net realized long-term gain on investments
Class A	(63,114)	(34,689)

Class B	(642)	(293)

Class C	(1,832)	(677)

Class M	(187)	(102)

Class Y	(17,267)	(9,427)

Increase from capital share transactions (Note 4)	3,455,636	496,227

Total increase (decrease) in net assets	3,676,335	(628,184)

NET ASSETS

Beginning of period	12,443,745	13,071,929

End of period (including undistributed net investment
income of $112,990 and accumulated net investment loss
of $14,923, respectively)	$16,120,080	$12,443,745

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	From	Total	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	return of capital	distributions	end of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A
May 31, 2016**	$8.42	.20	.13	.33	(.11)	(.06)	—	(.17)	$8.58	3.98*	$10,882	.63*	2.37*	28*
November 30, 2015	9.18	.37	(.78)	(.41)	(.26)	(.05)	(.04)	(.35)	8.42	(4.56)	9,458	1.25	4.29	18
November 30, 2014	9.10	.41	.09	.50	(.41)	—	(.01)	(.42)	9.18	5.55	9,988	1.25	4.38	23
November 30, 2013†	10.00	.28	(.95)	(.67)	(.17)	—	(.06)	(.23)	9.10	(6.68)*	9,521	.85*	2.98*	5*

Class B
May 31, 2016**	$8.40	.17	.13	.30	(.09)	(.06)	—	(.15)	$8.55	3.62*	$102	1.00*	2.00*	28*
November 30, 2015	9.17	.31	(.80)	(.49)	(.20)	(.05)	(.03)	(.28)	8.40	(5.37)	95	2.00	3.58	18
November 30, 2014	9.09	.32	.11	.43	(.35)	—	—[e]	(.35)	9.17	4.79	71	2.00	3.46	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.14)	—	(.05)	(.19)	9.09	(7.19)*	19	1.36*	2.57*	5*

Class C
May 31, 2016**	$8.42	.17	.13	.30	(.10)	(.06)	—	(.16)	$8.56	3.54*	$1,962	1.00*	2.04*	28*
November 30, 2015	9.18	.31	(.78)	(.47)	(.21)	(.05)	(.03)	(.29)	8.42	(5.24)	279	2.00	3.60	18
November 30, 2014	9.10	.33	.09	.42	(.34)	—	—[e]	(.34)	9.18	4.74	202	2.00	3.59	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.13)	—	(.05)	(.18)	9.10	(7.18)*	157	1.36*	2.56*	5*

Class M
May 31, 2016**	$8.42	.19	.13	.32	(.10)	(.06)	—	(.16)	$8.58	3.88*	$29	.75*	2.24*	28*
November 30, 2015	9.18	.35	(.78)	(.43)	(.24)	(.05)	(.04)	(.33)	8.42	(4.82)	28	1.50	4.04	18
November 30, 2014	9.10	.39	.09	.48	(.39)	—	(.01)	(.40)	9.18	5.29	29	1.50	4.15	23
November 30, 2013†	10.00	.27	(.95)	(.68)	(.16)	—	(.06)	(.22)	9.10	(6.83)*	20	1.02*	2.87*	5*

Class Y
May 31, 2016**	$8.41	.21	.14	.35	(.12)	(.06)	—	(.18)	$8.58	4.20*	$3,145	.50*	2.50*	28*
November 30, 2015	9.18	.39	(.79)	(.40)	(.28)	(.05)	(.04)	(.37)	8.41	(4.40)	2,584	1.00	4.54	18
November 30, 2014	9.10	.42	.11	.53	(.44)	—	(.01)	(.45)	9.18	5.82	2,782	1.00	4.51	23
November 30, 2013†	10.00	.31	(.96)	(.65)	(.18)	—	(.07)	(.25)	9.10	(6.52)*	707	.68*	3.35*	5*

* Not annualized.

** Unaudited.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2016	0.55%

November 30, 2015	1.15

November 30, 2014	1.55

November 30, 2013	1.51

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	Emerging Markets Income Fund	Emerging Markets Income Fund	33

Notes to financial statements 5/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through May 31, 2016.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on its evaluation of their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments (sometimes referred to as “junk bonds”). When deciding whether to buy or sell investments, Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as its views on the currencies of those countries when making investment decisions. The fund invests in currencies directly and through derivatives, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment advisor, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

34	Emerging Markets Income Fund

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

Emerging Markets Income Fund	35

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $73,216 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

36	Emerging Markets Income Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $17,719,053, resulting in gross unrealized appreciation and depreciation of $251,112 and $1,486,530, respectively, or net unrealized depreciation of $1,235,418.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Emerging Markets Income Fund	37

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.362% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $5,231 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $67,688 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$7,550	Class M	21

Class B	72	Class Y	2,031

Class C	548	Total	$10,222

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

38	Emerging Markets Income Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,200	Class M	69

Class B	465	Total	$16,201

Class C	3,467

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $155 and no monies from the sale of class A and class M shares, respectively, and received no monies and $77 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$6,280,647	$3,324,481

U.S. government securities (Long-term)	—	—

Total	$6,280,647	$3,324,481

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/16		Year ended 11/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	151,606	$1,298,383	65,753	$572,829

Shares issued in connection with
reinvestment of distributions	2,347	19,535	3,828	32,934

	153,953	1,317,918	69,581	605,763

Shares repurchased	(9,088)	(75,053)	(34,031)	(290,037)

Net increase	144,865	$1,242,865	35,550	$315,726

Emerging Markets Income Fund	39

	Six months ended 5/31/16		Year ended 11/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	1,962	$16,794	6,498	$57,383

Shares issued in connection with
reinvestment of distributions	140	1,159	238	2,049

	2,102	17,953	6,736	59,432

Shares repurchased	(1,523)	(12,757)	(3,110)	(27,429)

Net increase	579	$5,196	3,626	$32,003

	Six months ended 5/31/16		Year ended 11/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	200,931	$1,737,956	15,312	$132,903

Shares issued in connection with
reinvestment of distributions	1,617	13,764	867	7,463

	202,548	1,751,720	16,179	140,366

Shares repurchased	(6,542)	(53,871)	(5,095)	(44,381)

Net increase	196,006	$1,697,849	11,084	$95,985

	Six months ended 5/31/16		Year ended 11/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$10

Shares issued in connection with
reinvestment of distributions	64	532	120	1,037

	64	532	120	1,047

Shares repurchased	(34)	(300)	—	—

Net increase	30	$232	120	$1,047

	Six months ended 5/31/16		Year ended 11/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	79,803	$682,844	129,113	$1,142,183

Shares issued in connection with
reinvestment of distributions	2,047	17,039	3,451	29,807

	81,850	699,883	132,564	1,171,990

Shares repurchased	(22,266)	(190,389)	(128,499)	(1,120,524)

Net increase	59,584	$509,494	4,065	$51,466

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	1,013,527	79.9%	$8,696,062

Class M	1,114	33.4	9,558

40	Emerging Markets Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$498,196	$4,087,477	$3,766,861	$2,232	$818,812

Totals	$498,196	$4,087,477	$3,766,861	$2,232	$818,812

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20

Forward currency contracts (contract amount)	$6,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$45,670	Payables	$99,663

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,607*	depreciation	2,483*

Total		$48,277		$102,146

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Emerging Markets Income Fund	41

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$85,180	$85,180

Interest rate contracts	(41,345)	—	$(41,345)

Total	$(41,345)	$85,180	$43,835

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$(63,718)	$(63,718)

Interest rate contracts	2,248	—	$2,248

Total	$2,248	$(63,718)	$(61,470)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total

Assets:

Futures contracts§	$—	$—	$—	$—	$—	$304	$—	$304

Forward currency contracts#	1,507	2,463	—	755	8,639	—	32,306	45,670

Total Assets	$1,507	$2,463	$—	$755	$8,639	$304	$32,306	$45,974

Liabilities:

Futures contracts§	—	—	—	—	—	1,680	—	1,680

Forward currency contracts#	3,139	64,140	54	—	18,492	—	13,838	99,663

Total Liabilities	$3,139	$64,140	$54	$—	$18,492	$1,680	$13,838	$101,343

Total Financial and Derivative Net Assets	$(1,632)	$(61,677)	$(54)	$755	$(9,853)	$(1,376)	$18,468	$(55,369)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—

Net amount	$(1,632)	$(61,677)	$(54)	$755	$(9,853)	$(1,376)	$18,468

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

42	Emerging Markets Income Fund	Emerging Markets Income Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Emerging Markets Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

SA120
301185 7/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016